AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (“Amendment”), having an effective date of January 15, 2014 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 (“OSIF”) and MicroLin Bio, Inc., a New York corporation located at 302A W. 12th Street, Suite 114, New York, NY 10014 (“Licensee”).

BACKGROUND

OSIF and Licensee entered into a Patent & Technology License Agreement dated September 6, 2013 (“License Agreement”) with respect to Ohio State # A2013-2069; and

OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

The parties agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.	In Section 3.1(a) for Tech ID# 2009-034, delete “Costs already accounted for in Agreement# A2013-0887 having an Effective Date of May 7, 2013 between the parties” and replace it with: $82,895.82.

3.	In Section 3.1(a) for Tech ID# 2009-034, delete “August 29, 2013” and replace it with: January 15, 2014.

4.	In Section 3.1(a) for Total, delete “$397,024.97” and replace it with: $479,920.79

5.	In Section 3.1(c) for Upfront Fee, delete “$95,000” and replace it with: $120,000.

6.	In Exhibit C for Patent Applications for Tech ID 2009-034, Australian (AU) PCT application #2009322907; filing date of 03/25/2009 shall be amended into the exhibit.

7.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

8.	Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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OHIO STATE INNOVATION FOUNDATION		Microlin bio, inc

By:	/s/ Timothy R. Wright	By:	/s/ Joseph Hernandez

Name:	Timothy R. Wright	Name:	Joseph Hernandez

Title:	President	Title:	CEO and President

Date:	January 15, 2014	Date:	January 15, 2014

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